                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  March 5, 2001
                                  -------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. Horton, Inc.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


---------------------------------------- -------------------------------------- --------------------------------------
               Delaware                                 1-14122                              75-2386963
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)           (IRS Employer Identification No.)
           of Incorporation)
---------------------------------------- -------------------------------------- --------------------------------------




           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         Exhibit 1.1 hereto is the Underwriting Agreement, dated as of March 5, 2001, among D.R. Horton, Inc., the Guarantors named therein, UBS Warburg LLC and Banc of America Securities LLC.

         Exhibit 4.1(a) hereto is the Second Supplemental Indenture, dated as of March 12, 2001, to be executed by D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc.

         Exhibit 12.1 hereto is the statement of computation of ratios of earnings to fixed charges.

Item 7.   Financial Statements and Exhibits.

(c)       Exhibits.

          1.1 Underwriting Agreement, dated as of March 5, 2001, among D.R. Horton, Inc., the Guarantors named therein, UBS Warburg LLC and Banc of America Securities LLC

          4.1(a) Second Supplemental Indenture, dated as of March 12, 2001, to be executed by D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc.

          12.1 Statement of computation of ratios of earnings to fixed charges.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 8, 2001

                                D. R. Horton, Inc.



                                By:  /s/ Samuel R. Fuller
                                     -------------------------------------------
                                     Samuel R. Fuller
                                     Executive Vice President, Treasurer, and
                                     Chief Financial Officer